Exhibit 99.1

INNOVATIVE PAYMENT SOLUTIONS, INC

(formerly QPAGOS)

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements are based upon our historical consolidated statements, adjusted to give effect to the sale of our subsidiary Qpagos Corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V., which constitutes substantially all of the assets of the Company in accordance with the Stock Purchase Agreement between the Company and Vivi Holdings. These unaudited pro forma condensed consolidated financial statements are derived from, and should be read in conjunction with, the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on April 9, 2019 and the Quarterly Reports on Form 10-Q for the interim periods ended March 31, 2019, June 30, 2019 and September 30, 2019 filed with the SEC on August 19, 2019, May 20, 2019, and November 19, 2019, respectively.

The unaudited pro forma condensed consolidated balance sheet gives effect to the sale of our subsidiary, Qpagos Corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V., which constitutes substantially all of the assets of the Company, as if it had occurred on September 30, 2019. The proceeds, in the form of securities in Vivi Holdings and the receivable from Qpagos Corporation and the impact of the resulting gain are only included in the September 30, 2019 unaudited pro forma condensed consolidated balance sheet. The unaudited pro forma condensed consolidated statements of operations for the three months and the nine months ended September 30, 2019 give effect to the sale of Qpagos Corporation, and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V. as if it had occurred on September 30, 2019.

The pro forma adjustments related to the sale of our subsidiary Qpagos Corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V., which constitutes substantially all of the assets of the Company, is based on available information and assumptions that management believes are (1) directly attributable to the sale of Qpagos Corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V.; (2) factually supportable; and (3) with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on consolidated operating results. Certain of the most significant assumptions are set forth under the Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements.

We have included the following unaudited pro forma condensed consolidated financial information solely for the purpose of illustrating the sale of our subsidiary Qpagos Corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V., which constitutes substantially all of the assets of the company. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the results of operations or financial position that might have been achieved for the dates or periods indicated, nor is it indicative of the results of operations or financial position that may occur in the future.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the sale of our subsidiary Qpagos Corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V., which constitutes substantially all of the assets of the company, occurred on the respective dates assumed, nor is it necessarily indicative of our future operating results. The unaudited pro forma condensed consolidated financial information does not purport to reflect what we anticipate the actual state of operations to be following the completion of the sale of our subsidiary Qpagos Corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V., which constitutes substantially all of the assets of the company. Furthermore, in future reports that we file with the SEC, the pro forma adjustments may differ from those that will be calculated for purposes of reporting discontinued operations in future filings. We caution stockholders that our future results of operations, including uses of cash and financial position, will significantly differ from those described in these unaudited pro forma condensed consolidated financial statements, and accordingly, these unaudited pro forma condensed consolidated financial statements should be read in conjunction with the disclosures in this form 8-K to which they are attached regarding the nature of our business following completion of the transaction The unaudited pro forma consolidated financial information and the accompanying unaudited notes should be read in conjunction with our consolidated financial statements and notes thereto included by reference in this form 8-K.

INNOVATIVE PAYMENT SOLUTIONS, INC

(formerly QPAGOS)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2019	2018
	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash	$282	$71,294
Other current assets	8,134	9,575
Receivable on disposal of subsidiary	185,000	-
Assets held for resale	-	983,105
Total current assets	193,416	1,063,974

Non-Current Assets
Investment	13,907,030	-
Total Non-Current Assets	13,907,030	-
Total Assets	$14,100,446	$1,063,974

Liabilities and Stockholders’ (Deficit) Equity

Current Liabilities
Accounts payable	$368,466	$508,755
Liabilities held for resale	-	180,014
Loans payable	351,257	56,044
Loans payable - Related parties	400,487	313,949
Convertible debt, net of unamortized discount of $421,316 and $532,747, respectively	1,426,625	1,009,236
Convertible debt - Related parties, net of unamortized discount of $0 and $0 respectively	592,023	370,669
Derivative liability	1,477,776	1,833,672
Total Current Liabilities	4,616,634	4,272,339

Total Liabilities	4,616,634	4,272,339

Stockholders’ (Deficit) Equity
Preferred stock, $0.0001 par value, 25,000,000 shares authorized and 0 shares issued and outstanding as of September 30, 2019 and December 31, 2018.	-	-
Common stock, $0.0001 par value; 500,000,000 shares authorized, 31,047,897 and 8,883,952 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively.	3,105	888
Additional paid-in-capital	17,086,236	14,865,765
Accumulated deficit	(7,605,529)	(18,455,925)
Accumulated other comprehensive income	-	380,907
Total Stockholders’ (Deficit) Equity	9,483,812	(3,208,365)
Total Liabilities and Stockholders’ (Deficit) Equity	$14,100,446	$1,063,974

See notes to the pro forma unaudited condensed consolidated financial statements

INNOVATIVE PAYMENT SOLUTIONS, INC

(formerly QPAGOS)

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

AND COMPREHENSIVE INCOME (LOSS)

	Three months	Three months	Nine months	Nine months
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net Revenue	$-	$-	$-	$-

Cost of Goods Sold	-	-	-	-

Gross profit	-	-	-	-

General and administrative	139,855	155,533	493,847	683,135
Total Expense	139,855	155,533	493,847	683,135

Loss from Operations	(139,855)	(155,533)	(493,847)	(683,135)

Loss on debt conversion	(486,763)	(51,802)	(1,037,822)	(3,510,039)
Penalty on convertible notes	(151,184)	-	(151,184)	-
Interest expense, net	(540,256)	(517,779)	(1,751,138)	(2,329,283)
Derivative liability movements	123,598	1,169,205	986,011	3,441,118
Foreign currency (loss) gain	-	(7,562)	-	(7,562)
(Loss) Profit before taxation from continuing operations	(1,194,460)	436,529	(2,447,980)	(3,088,901)

Taxation	-	-	-	-

Net (Loss) Profit from continuing operations	(1,194,460)	436,529	(2,447,980)	(3,088,901)

Gain on sale of subsidiaries	14,382,992	-	14,382,992	-
Operating loss from discontinued operations, net of taxation	(592,852)	(163,984)	(1,084,616)	(769,166)

Net income (loss)	$12,595,680	$272,545	$10,850,396	$(3,858,067)

Other Comprehensive loss
Foreign currency translation adjustment	(398,631)	(55,448)	(380,907)	(47,044)

Total Comprehensive income (loss)	$12,197,049	$217,097	$10,469,489	$(3,905,111)

See notes to the pro forma unaudited condensed consolidated financial statements

INNOVATIVE PAYMENT SOLUTIONS, INC

(formerly QPAGOS)

NOTES TO THE PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On August 2, 2019, the Company, after receiving the draft fairness opinion of ValuCorp, Inc., an independent valuation firm, that the terms of the Stock Sale were fair to QPAGOS stockholders, approved the sale of Qpagos corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V., which constitutes substantially all of the assets of the Company, for 2,250,000 shares of common stock of Vivi Holdings (the “Stock Sale”), of which nine percent (9%) is to be allocated to Gaston Pereira (5%), Andrey Novikov (2.5%), Joseph Abrams (1.5%).

The 2,250,000 shares of common stock of Vivi holdings were valued at $6.7922 per share or $15,282,450. The Company is obligated to allocate a total of 9% of the stock to certain individuals as compensation for facilitating the transaction.

Net proceeds to the Company:

Amount

Value of 2,250,000 Vivi Holdings shares of common stock	$15,282,450
Receivable from subsidiary upon disposal	185,000
15,467,450
Fees paid as compensation (9% of 2,250,000 shares of common stock in Vivi Holdings)	(1,375,420)
Net proceeds received	$14,092,030

The net asset value of Qpagos Corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V., which constitutes substantially all of the assets of the Company, was approximately $105,383 as of September 30, 2019.

We also recorded an accumulated other comprehensive income of $396,345 on our Balance sheet as of September 30, 2019 relating to the foreign currency translation adjustment on our Mexican subsidiaries. This foreign currency translation adjustment becomes a realized foreign currency gain on the disposal of Qpagos Corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V.

The gain on disposal is calculated as follows:

Amount

Net proceeds received	14,092,030
Net asset value of subsidiaries sold	(105,383)
Foreign exchange gain on disposal of subsidiaries	396,345
$14,382,992

INNOVATIVE PAYMENT SOLUTIONS, INC

(formerly QPAGOS)

NOTES TO THE PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following adjustments were made to each statement presented:

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019

●	The disposal of Qpagos Corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V., was recorded in terms of the analysis presented above.

Pro Forma Condensed Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) for the three and nine months ended September 30, 2019

●	The disposal of Qpagos Corporation and its Mexican subsidiaries, Qpagos S.A.P.I de C.V. and Redpag Electronicos S.A.P.I de C.V., was recorded in terms of the analysis presented above.

INNOVATIVE PAYMENT SOLUTIONS, INC

(formerly QPAGOS)

NOTES TO THE PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019

		Disposal of
		subsidiary	Pro Forma
	September 30,	and Mexican	September 30,
	2019	Operations	2019
	(Unaudited)	(Unaudited)	(Unaudited)
Assets

Current Assets
Cash	$53,307	$(53,025)	$282
Other current assets	8,134	-	8,134
Receivable on disposal of subsidiary	-	185,000	185,000
Assets held for disposal	614,016	(614,016)	-
Total Current Assets	675,457	(482,041)	193,416

Non-Current Assets
Investment	-	13,907,030	13,907,030
Total Non-Current Assets	-	13,907,030	13,907,030
Total Assets	$675,457	$13,424,989	$14,100,446

Liabilities and Stockholders’ (Deficit) Equity

Current Liabilities
Accounts payable	$899,939	$(531,473)	$368,466
Loans payable	157,802	193,455	351,257
Liabilities held for disposal	253,640	(253,640)	-
Loans payable - Related parties	370,487	30,000	400,487
Convertible debt, net of unamortized discount of $421,316 and $532,747, respectively	1,426,625	-	1,426,625
Convertible debt - Related parties, net of unamortized discount of $0 and $0 respectively	592,023	-	592,023
Derivative liability	1,477,776	-	1,477,776
Total Current Liabilities	5,178,292	(561,658)	4,616,634

Total Liabilities	5,178,292	(561,658)	4,616,634

Stockholders’ (Deficit) Equity
Preferred stock, $0.0001 par value, 25,000,000 shares authorized and 0 shares issued and outstanding as of September 30, 2019 and December 31, 2018.	-	-	-
Common stock, $0.0001 par value; 500,000,000 shares authorized, 31,047,897 and 8,883,952 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively.	3,105	-	3,105
Additional paid-in-capital	17,086,236	-	17,086,236
Accumulated deficit	(21,988,521)	14,382,992	(7,605,529)
Accumulated other comprehensive income	396,345	(396,345)	-
Total Stockholders’ (Deficit) Equity	(4,502,835)	13,986,647	9,483,812
Total Liabilities and Stockholders’ (Deficit) Equity	$675,457	$13,424,989	$14,100,446

INNOVATIVE PAYMENT SOLUTIONS, INC

(formerly QPAGOS)

NOTES TO THE PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Condensed Consolidated Statements of (Loss) Income and Comprehensive (Loss) Income for the three months ended September 30, 2019

	Three months	Disposal of	Pro Forma three
	ended	subsidiary	months ended
	September 30,	and Mexican	September 30,
	2019	operations	2019
	(Unaudited)	(Unaudited)	(Unaudited)
Net Revenue	$-	$-	$-

Cost of Goods Sold	-	-	-

Gross profit	-	-	-

General and administrative	139,855	-	139,855
Total Expense	139,855	-	139,855

Loss from Operations	(139,855)	-	(139,855)

Loss on debt conversion	(486,763)	-	(486,763)
Penalty on convertible notes	(151,184)	-	(151,184)
Interest expense, net	(540,256)	-	(540,256)
Derivative liability movements	123,598	-	123,598
Loss before taxation from continuing operations	(1,194,460)	-	(1,194,460)

Taxation	-	-	-

Net loss from continuing operations	(1,194,460)	-	(1,194,460)

Gain on sale of subsidiaries		14,382,992	$14,382,992
Operating loss from discontinued operations, net of taxation	(592,852)	-	$(592,852)

Net (loss) income	$(1,787,312)	$14,382,992	$12,595,680

Other Comprehensive loss
Foreign currency translation adjustment	(2,286)	(396,345)	$(398,631)

Total Comprehensive (loss) income	(1,789,598)	13,986,647	12,197,049

INNOVATIVE PAYMENT SOLUTIONS, INC

(formerly QPAGOS)

NOTES TO THE PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Condensed Consolidated Statements of (Loss) Income and Comprehensive (Loss) Income for the nine months ended September 30, 2019

			Pro Forma
	Nine months	Disposal of	nine months
	ended	subsidiary	ended
	September 30, 2019	and Mexican operations	September 30, 2019
	(Unaudited)	(Unaudited)	(Unaudited)
Net Revenue	$-	$-	$-

Cost of Goods Sold	-	-	-

Gross profit	-	-	-

General and administrative	493,847	-	493,847
Total Expense	493,847	-	493,847

Loss from Operations	(493,847)	-	(493,847)

Loss on debt conversion	(1,037,822)	-	(1,037,822)
Penalty on convertible notes	(151,184)		(151,184)
Interest expense, net	(1,751,138)	-	(1,751,138)
Derivative liability movements	986,011	-	986,011
Loss before taxation from continuing operations	(2,447,980)	-	(2,447,980)

Taxation	-	-	-

Net loss from continuing operations	(2,447,980)	-	(2,447,980)

Gain on sale of subsidiaries		14,382,992	14,382,992
Operating loss from discontinued operations, net of taxation	(1,084,616)	-	$(1,084,616)

Net (loss) income	$(3,532,596)	$14,382,992	$10,850,396

Other Comprehensive income (loss)
Foreign currency translation adjustment	15,438	(396,345)	(380,907)

Total Comprehensive (loss) income	$(3,517,158)	$13,986,647	$10,469,489